SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2005

Glacier Bancorp, Inc.
(Exact name of registrant as specified in its charter)

MONTANA
(State or other jurisdiction of incorporation)

000-18911	81-0519541

(Commission File Number)	IRS Employer Identification No.

49 Commons Loop
Kalispell, MT 59901
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:  406-756-4234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

          On December 15, Glacier Bancorp, Inc. a Montana corporation (“Company”), announced that it had notified the Debenture Holders of its intention to redeem all of the $35,000,000 in trust preferred securities on February 1, 2006.  Under the terms of the Indenture, the Company has the right to exercise a portion or all of the securities prior to their maturity date of February 1, 2031. A copy of the press release is attached as Exhibit 99.1 and to this report and is incorporated in its entirety by reference.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements - not applicable.

(b)	Pro forma financial information - not applicable.

(c)	Exhibits:

	(99)	Press Release issued by the Company dated December 15, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  December 15, 2005

GLACIER BANCORP, INC.

By:

Michael J. Blodnick
President and Chief Executive Officer